UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 7, 2021

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

(303) 253-3267
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers; Compensatory Arrangements of Certain Officers.

Hycroft Mining Holding Corporation (the “Company”) entered into a Waiver and Amendment to Transition and Succession Agreement and Consulting Agreement dated as of October 6, 2021 (the “Waiver and Amendment”) with Randy Buffington (“Buffington”), the Chairman of the Board, President and Chief Executive Officer of the Company until his resignation from such positions effective July 1, 2020. The Waiver and Amendment amends the Transition and Succession Agreement (the “Transition Agreement”) and the Consulting Agreement each between the Company and Buffington, dated as of July 1, 2020. The Waiver and Amendment also amends the Employee Nondisclosure, Noncompetition, Nonsolicitation and Inventions Agreement with Hycroft Mining Corporation, dated October 19, 2015, (the "ENNNI Agreement"), which ENNNI Agreement was assigned to and assumed by the Company and amended by the Transition Agreement. Copies of the Transition Agreement (including the ENNI Agreement as Exhibit B thereto) and the Consulting Agreement were included as Exhibit 10.1 and Exhibit 10.3, respectively, in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2020.

The Waiver and Amendment provides that the (i) restrictive covenant of non-competition set forth in Section 8 of the ENNNI Agreement, as such section was amended by Section 7 of the Transition Agreement, will be waived and (ii) remaining unpaid cash payments to Buffington pursuant to the Transition Agreement and Consulting Agreement in the aggregate amount of $662,500 will be terminated, in consideration and exchange for the issuance of an aggregate of up to 275,000 shares of Company common stock, par value $0.0001 per share (the "Common Stock") in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), with (i) 137,500 shares of Common Stock issued within two business days following the date of the Waiver and Amendment, and (ii) subject to Buffington’s performance of his obligations pursuant to the Transition Agreement, the Consulting Agreement, and the ENNNI Agreement, each as amended by the Waiver and Amendment, the remaining 137,500 shares of Common Stock to be issued on June 30, 2022.

The foregoing summary of the Waiver and Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of this agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Waiver and Amendment to Transition And Succession Agreement and Consulting Agreement dated as of October 6, 2021 Hycroft Mining Holding Company and Randy Buffington

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2021	Hycroft Mining Holding Corporation

	By:	/s/ Stanton Rideout
Stanton Rideout Executive Vice President and Chief Financial Officer